LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 19, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE LARGE CAP GROWTH FUND,

EACH DATED MARCH 31, 2014

Effective December 19, 2014, the following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Class R1 shares of the fund are reclassified as Class O shares of the fund. The fund offers Class O shares only to former Class O shareholders of ClearBridge Equity Fund.

All references to Class R1 shares are removed from the fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

The ticker symbol for Class O shares is LCMMX.

The following text is added to the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Shareholder fees (fees paid directly from your investment)
Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
Small account fee	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Class O
Management fees	0.74%
Distribution and/or service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses	0.84%
Fees waived and/or expenses reimbursed	(0.10%)[1]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.74%

[1]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.74% for Class O shares. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

The following text is added to the table in the section titled “Fees and expenses of the fund — Example” in the fund’s Summary Prospectus and Prospectus:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class O (with or without redemption at end of period)	$76	$248	$446	$1,018

The following text is added to the table in the section titled “Purchase and sale of fund shares” in the fund’s Summary Prospectus and Prospectus:

Investment minimum initial/additional investment ($)
Class O1
General	50
Uniform Gifts or Transfers to Minor Accounts	N/A
IRAs	N/A
SIMPLE IRAs	N/A
Systematic Investment Plans	N/A
Clients of Eligible Financial Intermediaries	N/A
Eligible Investment Programs	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	N/A
Certain Retirement Plans	N/A
Institutional Investors	N/A

[1]	Class O shares are offered only to former Class O shareholders of ClearBridge Equity Fund. The information is presented for subsequent investments only.

The following text is added to the section titled “More on fund management — Expense limitation” in the fund’s Prospectus:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.74% for Class O shares, subject to recapture as described below. This arrangement is expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

The following text is added to the section titled “More on fund management — Distribution” in the fund’s Prospectus and “Investment Management and Other Services — Shareholder Services and Distribution Plan” in the fund’s Statement of Additional Information:

Class O shares are not subject to distribution and/or service fees under the plan.

The following text is added to the section titled “Choosing a class of shares to buy” in the fund’s Prospectus:

Only former holders of Class O shares of ClearBridge Equity Fund are eligible to buy Class O shares.

The following text is added to the section titled “Comparing the fund’s classes” in the fund’s Prospectus:

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege
Class O	• No initial or contingent deferred sales charge • Generally lower annual expenses than the other classes • Offered only to former Class O shareholders of ClearBridge Equity Fund	None	None	None	None

The following text is added to the section titled “Sales charges” in the fund’s Prospectus and “Purchase of Shares” in the fund’s Statement of Additional Information:

Class O shares are offered only to former Class O shareholders of ClearBridge Equity Fund. You buy Class O shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class O shares are not subject to any distribution and/or service fees.

Please retain this supplement for future reference.

CBAX107650